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CUSIP NO. 583185103                                          Page 15 of 15 Pages
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                                    EXHIBIT 1
                             JOINT FILING STATEMENT

                     STATEMENT PURSUANT TO RULE 13d-1(k)(1)

     The  undersigned  hereby  consent  and agree to file a joint  statement  on
Schedule 13D/A under the Securities Exchange Act of 1934, as amended, with respect to shares of common stock of MEADOW VALLEY CORPORATION beneficially owned by them, together with any or all amendments thereto, when and if appropriate. The parties hereto further consent and agree to file this Statement pursuant to Rule 13d-1(k)(iii) as an exhibit to such Schedule 13D/A, thereby incorporating the same into such Schedule 13D/A.


March 23, 2005                           /s/ Greg J. Paulk
-------------------                      ------------------------------------
Date                                     Greg J. Paulk, Individually and as
                                         trustee of the Greg Jesse Paulk
                                         Trust, Dated 1/23/1998, on behalf of
                                         the trust and as managing member of
                                         P2SA Equity LLC


March 23, 2005                           /s/ Greg J. Paulk
-------------------                      ------------------------------------
Date                                     Greg J.  Paulk  as  attorney-in-fact
                                         for Ryan Paulk,  Trustee of the Ryan
                                         Joey Paulk Trust, Dated 10/22/1997


March 23, 2005                           /s/ Greg J. Paulk
-------------------                      ------------------------------------
Date                                     Greg J. Paulk as attorney-in-fact
                                         for Brady Stevens, Trustee of the
                                         Brady Stevens Trust, Dated
                                         10/22/1997


March 23, 2005                           /s/ Greg J. Paulk
-------------------                      ------------------------------------
Date                                     Greg J. Paulk,
                                         Chief Executive Officer,
                                         New-Com, Inc.


March 23, 2005                           /s/ Greg J. Paulk
-------------------                      ------------------------------------
Date                                     Greg J. Paulk as attorney-in-fact for
                                         Joseph Hatton


March 23, 2005                           /s/ Greg J. Paulk
-------------------                      ------------------------------------
Date                                     Greg J. Paulk as attorney-in-fact
                                         for Janell Cassell, Trustee of the
                                         Michael and Janell Cassell Family Trust